UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 14, 2014

MYOS CORPORATION

 (Exact name of registrant as specified in its charter)

Nevada	000-53298	90-0772394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Horsehill Road, Suite 106

Cedar Knolls, New Jersey 07927

 (Address of Principal Executive Offices)

(973) 509-0444

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On August 14, 2014, MYOS Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2014, as well as updates on operational highlights for the Company. On the same date, the Company posted earnings presentation materials on its investor relations website at http://ir.myoscorp.com. These materials were being made available in connection with the Company’s earnings conference call and webcast on August 14, 2014 at 11:00 a.m. ET. The press release and the presentation materials are furnished hereto as exhibits 99.1 and 99.2 and are hereby incorporated herein by reference.

Item 7.01     Regulation FD Disclosure.

The information set forth above under Item 2.02 is hereby incorporated herein by reference. In accordance with General Instruction B.2 of Form 8-K, the information being furnished pursuant to this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits.

 (d) Exhibits

99.1	Press release announcing financial results for the quarter ended June 30, 2014.

99.2	Earnings Presentation, dated August 14, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2014

MYOS CORPORATION

By:	/s/ Joseph C. DosSantos
Name: Joseph C. DosSantos
Title: Chief Financial Officer

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